Capital World Growth and Income Fund® Prospectus Supplement November 15, 2014 (for prospectus dated August 29, 2014)

The following is added to the paragraph titled “The Capital SystemSM” in the “Management and organization” section of the prospectus:

Jeanne Carroll is no longer managing money in the fund. Michael Cohen, Senior Vice President, Capital International Investors, serves as an equity portfolio manager for the fund. Michael has 24 years of investment experience in total (15 years with Capital Research and Management Company or affiliate). He has 3 years of experience in managing the fund (plus 6 years as an investment analyst for the fund).

Keep this supplement with your prospectus.

Lit. No. MFGEBS-106-1114P Printed in USA CGD/AFD/10039-S45329

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY